STATE STREET INSTITUTIONAL FUNDS

State Street Institutional International Equity Fund

Supplement dated October 1, 2018

to the Summary Prospectuses, Statutory Prospectuses

and Statement of Additional Information,

each dated January 31, 2018, as each may be supplemented from time to time.

The Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information (the “SAI”) for the State Street Institutional International Equity Fund (the “Fund”), a series of the State Street Institutional Funds (the “Trust”), are hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Summary Prospectuses, Statutory Prospectuses and SAI:

The Board of Trustees of the Trust (the “Board”) has considered and approved the following actions recommended by SSGA Funds Management, Inc. (“SSGA FM”), the investment advisor to the Fund, in anticipation of a redemption of certain shares of the Fund, as being in the best interest of the Fund and its shareholders:

•

Effective October 30, 2018, SSGA FM will be contractually obligated, until January 31, 2020 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that the Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, distribution and shareholder servicing fees) exceed 0.55% of average daily net assets on an annual basis (the “Fee Reduction Arrangement”). This Fee Reduction Arrangement may not be terminated prior to January 31, 2020 except with approval of the Board.

•

The Fund anticipates paying dividends from net investment income and/or making distributions of net long-term capital gains (a “Special Distribution”). If you are a registered shareholder as of October 26, 2018 (the “Record Date”) you will receive this Special Distribution. On October 29, 2018 (the “Ex-Dividend Date”), the Fund’s share price drops by the amount that will be paid for each share as a result of the Special Distribution (excluding adjustments for market fluctuations). Registered shareholders as of the Record Date will receive payment of the Special Distribution on or about October 29, 2018 (the “Payment Date”).

If you buy shares of the Fund shortly before the Ex-Dividend Date, which will have not yet distributed accumulated investment income and/or capital gains, you will be “buying a dividend” by paying the full price for shares of the Fund but may receive part of the purchase price back on the Payment Date in the form of a potentially taxable distribution. To avoid “buying a dividend,” you should be aware of the Record Date and Ex-Dividend Date, as referenced above, prior to investing. Please consult a tax advisor if you have questions about your specific tax situation.

To ensure its compliance with all applicable requirements of the Internal Revenue Code, the Fund may be obligated to pay dividends from net investment income and/or make distributions of net long-term capital gains, in addition to the Special Distribution, at some point again during 2018.

If you have any questions regarding the Fee Reduction Arrangement or the Special Distribution please contact the Fund at 1-800-242-0134 or contact your investment professional.

This Supplement should be retained with your

Summary Prospectus, Statutory Prospectus and SAI for future reference.